UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
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◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

XENCOR, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 24,2021 Stockholders Meeting to be held on June 24, 2021 For Stockholders of record as of April 26, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. P.O. BOX 8016, CARY, NC 27512-9903 To view the proxy materials, and to obtain directions to attend the annual meeting and vote in person, go to: www.proxydocs.com/XNCR To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/XNCR Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, including the Notice and Proxy Statement and the Annual Report on Form 10-K, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 14, 2021. To order paper materials, use one of the following methods. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Xencor, Inc. Meeting Type: Annual Meeting of Stockholders Date: Thursday, June 24, 2021 Time: 01:30 PM, Pacific Time Place: 111 West Lemon Avenue Monrovia, California 91016 SEE REVERSE FOR FULL AGENDA and DIRECTIONS TO THE ANNUAL MEETING * E-MAIL paper@investorelections.com TELEPHONE (866) 648-8133 INTERNET www.investorelections.com/XNCR

Xencor, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL Election of Directors 1.01 Bassil I. Dahiyat, Ph.D. 1. 1.02 Ellen G. Feigal, M.D. 1.03 Kevin C. Gorman, Ph. D. 1.04 Kurt A. Gustafson 1.05 Yujiro S. Hata 1.06 A. Bruce Montgomery, M.D. 1.07 Richard J. Ranieri 1.08 Dagmar Rosa-Bjorkeson 2. To ratify the selection by the Audit Committee of the Board of Directors of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021. To hold a non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the proxy statement. 3. 4. To conduct any other business properly brought before the meeting or any adjournments or postponements thereof. Directions to the Xencor 2021 Annual Meeting Directions from: Burbank Bob Hope (BUR) — Take the 5 Freeway South to the 134 Freeway East to the 210 Freeway East. Exit Myrtle Ave. and make a left turn. Proceed one mile on Myrtle to Lemon Ave and turn left, the building is on the north side of the street. LA/Ontario Int’l (ONT) — Take the 10 Freeway West to the 57 Freeway North to the 210 Freeway West. Exit Myrtle Ave, make a right turn. Proceed one mile on Myrtle to Lemon Ave and turn left, the building is on the north side of the street. Los Angeles Int’l (LAX) — Take the 105 Freeway East to the 605 Freeway North to the 210 Freeway West. Travel approximately 4 miles on the 210 Freeway, exit at Myrtle Ave. and turn right. Proceed one mile on Myrtle to Lemon Ave. and turn left, the building is on the north side of the street.